Exhibit 10.2

                                                          EXECUTION COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT
              AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this "Amendment"), made and entered into as of April 11, 2001, is by and between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

                                    RECITALS

     A. The Borrower, the Lenders and U.S. Bank National Association, in its capacities as a Lender and as Agent, entered into a Credit Agreement dated as of September 29, 2000, as amended by that certain First Amendment to Credit Agreement dated as of March 5, 2001 (as amended, the "Credit Agreement");

     B. The Borrower and the Agent entered into a Pledge and Security Agreement dated as of September 29, 2000 (the "Pledge Agreement"); and

     C. The Borrower desires to amend certain provisions of the Credit Agreement and the Pledge Agreement, and the Lenders and the Agent have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement and the Pledge Agreement, unless the context shall otherwise require.

     Section 2. Amendments to Credit Agreement.

          2.1 The Credit Agreement is hereby amended by amending the definition of "Swingline Facility Amount" contained in Section 1.01 of the Credit Agreement to read in its entirety as follows:

               "Swingline Facility Amount": (i) $48,000,000 on or before April 10, 2001, (ii) $93,000,000 from and after April 11, 2001 to June 30,
          2001; and (iii) $48,000,000 fron and after July 1, 2001.

          2.2 Section 4.01(e) of the Credit Agreement is hereby amended by deleting the words "as soon as available" in line 13 thereof, and substituting the words "immediately upon request by the Agent."

          2.3 Section 4.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

               4.15 Leverage Ratio. The Company will not permit the Leverage Ratio at any time to be greater than (a) before March 31, 2001, 10 to 1, and (b) from and after March 31, 2001, 12 to 1.

     Section 3. Schedule 1.01(a). Schedule 1.01(a) to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule 1.01(a) attached to this Amendment, which is made a part of the Credit Agreement as Schedule 1.01(a) thereto.

     Section 4. Exhibit F. Exhibit F to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit A to this Amendment, which is made a part of the Credit Agreement as Exhibit F thereto.

     Section 5. Exhibit H. Exhibit H to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit B to this Amendment, which is made a part of the Credit Agreement as Exhibit H thereto.

     Section 6. Amendment to Pledge Agreement. Section 4.01(f) of the Pledge Agreement is hereby deleted in its entirety.

     Section 7. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective provided the Agent shall have received at least five (5) counterparts of this Amendment, duly executed by the Company and all of the Lenders, and the Agent shall have received the following, each duly executed or certified:

          7.1 This Amendment, duly executed by the Borrower.

          7.2 The Amended and Restated Note, duly executed by the Borrower.

          7.3 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated September 29, 2000, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment

     Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          7.4 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

          7.5 The Consent and Reaffirmation of Guaranty, duly executed by the Guarantor.

          7.6 The Amended and Restated Swingline Note, duly executed by the Borrower.

          7.7 The Supplemental Fee Letter, duly executed by the Borrower.

          7.8 A written opinion, addressed to the Lenders, dated the date hereof and in a form satisfactory to the Agent, concerning the authorization, execution, delivery, performance and enforceability of the Amendment Documents executed by the Borrower and the Guaranty by the Guarantor.

          7.9 The Borrower shall have satisfied such other conditions as specified by the Agent and the Lenders, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Section 8.        Defaults and Waivers.

          8.1 Events of Default and Unmatured  Events of Default.  Under Section
     4.15 of the Credit Agreement, the Borrower agreed not to permit its Leverage Ratio to be greater than 10 to 1 at any time. The Borrower has informed the Agent and the Lenders that its Leverage Ratio was greater than 10 to 1 at certain times from and after January 1, 2001 to March 31, 2001. As a result, an Event of Default has occurred under Section 6.01(c) of the Credit Agreement.

          8.2 Waiver. Upon the date on which this Amendment becomes effective, the Agent and the Lenders hereby waive the Borrower's Unmatured Events of Default and Events of Default described in the preceding Section 8.1 (the "Existing Defaults"). The Borrower agrees that the waivers set forth in this Section 8.2 shall be limited to the precise meaning of the words as written herein and shall not be deemed (i) to be a consent to any waiver or modification of any other term or condition of the Credit Agreement or (ii) to prejudice any right or remedy that the Agent or the Lenders may now have or may in the future have under or in connection with the Credit Agreement with respect to other Unmatured Events of Default or Events of Default. The Borrower acknowledges and agrees that the waiver set forth in this Section
     8.2 is provided by the Agent and the Lenders as a financial accommodation to the Borrower. Except as expressly set forth herein, the waiver described in this Section 8.2 shall not alter, affect, release or prejudice in any way any of the Borrower's obligations under the Credit Agreement. The waivers set forth herein shall not constitute a waiver by the Agent or the Lenders of any other Unmatured Event of Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future and the Borrower hereby expressly waives any claim to such effect.

Section 9.        Representations, Warranties, Authority, No Adverse Claim.

          9.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent and the Lenders.

          9.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent on behalf of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

          9.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Lenders with respect to the Obligations or the Borrower's obligations under the Credit Agreement as amended by this Amendment.

          Section 10. Affirmation of Credit Agreement and Pledge Agreement, Further References. The Agent, the Lenders, and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. The Borrower confirms to the Agent and the Lenders that the Borrower's obligations under the Credit Agreement, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Agent and the Lenders under the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such document and any and all other documents and agreements entered into with respect to the obligations under the Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respect by the Borrower. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 11. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

          Section 12. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

          Section 13. Successors. The Amendment Documents shall be binding upon the Borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the Agent and the successors and assigns of the Lenders and the Agent.

          Section 14. Legal Expenses. As provided in Section 8.03 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

          Section 15. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

          Section 16. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

          Section 17. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                   MATRIX FINANCIAL SERVICES CORPORATION

                                   By  /s/ Anthony J. Buczkowski
                                         Anthony J. Buczkowski

                                      Its Executive Vice President

                                   Address for Notices:
                                   2133 West Peoria
                                   Phoenix, Arizona 85029-4928
                                   Attention:  George R. Bender, President
                                   Telecopier Number:  (602) 749-2200


                                   U.S. BANK NATIONAL ASSOCIATION

                                   By /s/ Randy S. Baker
                                      Randy S. Baker
                                      Its  Vice President

                                   Address for Notices:
                                   918 17th Street
                                   Denver, Colorado 80202
                                   Attention:  Mark Bagley
                                   Telecopier Number:   (303) 585-4246



                                   RESIDENTIAL FUNDING CORPORATION

                                   By  /s/ Mitchell Nomura
                                       Mitchell Nomura
                                    Its  Vice President

                                   Address for Notices:
                                   1646 North California Boulevard, Suite 400
                                   Walnut Creek, California 94596
                                   Phone: (925) 988-2350
                                   ATTN: Mitchell Nomura